                                                                    EXHIBIT 3(C)


                                    BY-LAWS




                                      OF




                          BETHLEHEM STEEL CORPORATION




                                ---------------




                          INCORPORATED UNDER THE LAWS
                           OF THE STATE OF DELAWARE




                                ---------------





                          AS AMENDED OCTOBER 1, 1988

                                    BY-LAWS

                                      OF

                          BETHLEHEM STEEL CORPORATION



                               Table of Contents


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                                                                            Page
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                  ARTICLE I - Meetings of Stockholders, Etc.

Section 1.01    Annual Meeting............................................   1
Section 1.02    Business to be Brought Before an Annual
                Meeting of Stockholders...................................   1
Section 1.03    Special Meeting...........................................   2
Section 1.04    Place of Meetings.........................................   2
Section 1.05    Notice of Meetings........................................   2
Section 1.06    Quorum....................................................   4
Section 1.07    Organization..............................................   4
Section 1.08    Order of Business.........................................   4
Section 1.09    Voting....................................................   4
Section 1.10    List of Stockholders......................................   5
Section 1.11    Inspectors of Votes.......................................   6
Section 1.12    Consent of Stockholders in lieu of Meeting................   6


                        ARTICLE II - Board of Directors

Section 2.01    General Powers............................................   8
Section 2.02    Number and Term of Office.................................   8
Section 2.03    Nominations for the Election of Directors.................   8
Section 2.04    Election of Directors.....................................   9
Section 2.05    Organization..............................................   9
Section 2.06    Resignations..............................................   9
Section 2.07    Vacancies, etc............................................   9
Section 2.08    Place of Meeting, etc.....................................   9
Section 2.09    First Meeting.............................................  10
Section 2.10    Regular Meetings..........................................  10
Section 2.11    Special Meetings; Notice..................................  10
Section 2.12    Quorum and Manner of Acting...............................  10

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Section 2.13    Removal of Directors......................................  11
Section 2.14    Compensation..............................................  11


                                 ARTICLE III - Committees

Section 3.01    Executive Committee; How Constituted and Powers...........  12
Section 3.02    Organization, etc.........................................  12
Section 3.03    Meetings..................................................  12
Section 3.04    Quorum and Manner of Acting...............................  13
Section 3.05    Resignations; Removal; Vacancies..........................  13
Section 3.06    Other Committees..........................................  13
Section 3.07    Procedures................................................  14
Section 3.08    Action by Consent in Writing..............................  14


                                 ARTICLE IV - Officers

Section 4.01    Number....................................................  15
Section 4.02    Election and Term of Office...............................  15
Section 4.03    Agents, etc...............................................  15
Section 4.04    Removal...................................................  15
Section 4.05    Resignations..............................................  15
Section 4.06    Vacancies.................................................  16
Section 4.07    Chief Executive Officer...................................  16
Section 4.08    Chairman..................................................  16
Section 4.09    President.................................................  16
Section 4.10    Vice Chairmen.............................................  16
Section 4.11    Executive Office..........................................  17
Section 4.12    Vice Presidents...........................................  17
Section 4.13    Assistant Vice Presidents.................................  17
Section 4.14    Controller................................................  17
Section 4.15    Assistant Controllers.....................................  18
Section 4.16    General Counsel...........................................  18
Section 4.17    Treasurer.................................................  18
Section 4.18    Assistant Treasurers......................................  19
Section 4.19    Secretary.................................................  19
Section 4.20    Assistant Secretaries.....................................  20
Section 4.21    Salaries..................................................  20

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           ARTICLE V - Contracts, Checks, Drafts, Bank Accounts, Etc.

Section 5.01    Contracts with Governmental Authorities...................  20
Section 5.02    Appointment of Agents.....................................  21
Section 5.03    Execution of Other Contracts, etc.........................  21
Section 5.04    Loans.....................................................  21
Section 5.05    Checks, Drafts, etc.......................................  22
Section 5.06    Deposits..................................................  22
Section 5.07    General and Special Bank Accounts.........................  22
Section 5.08    Proxies in Respect of Stock or Other
                Securities of Other Corporations..........................  22


                     ARTICLE VI - Shares and Their Transfer

Section 6.01    Certificates for Stock....................................  23
Section 6.02    Transfer of Stock.........................................  23
Section 6.03    Regulations...............................................  24
Section 6.04    Lost, Stolen, Destroyed and Mutilated Certificates........  24
Section 6.05    Fixing Date for Determination of Stockholders
                of Record in Certain Case.................................  24


                          ARTICLE VII - Offices, Etc.

Section 7.01    Registered Office.........................................  25
Section 7.02    Other Offices.............................................  25


                    ARTICLE VIII - Dividends, Surplus, Etc.

Section 8.01    Dividends, Surplus, etc...................................  25


   ARTICLE IX - Indemnification of Directors, Officers, Employees and Agents

Section 9.01    Third Party Actions.......................................  26
Section 9.02    Derivative Actions........................................  27
Section 9.03    Determination of Entitlement to Indemnification...........  28
Section 9.04    Right to Indemnification Upon Successful
                Defense and For Service as a Witness......................  28
Section 9.05    Advance of Expenses.......................................  29
Section 9.06    Indemnification Not Exclusive.............................  29

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Section 9.07    Accrual of Claims; Successors.............................  30
Section 9.08    Corporate Obligations; Reliance...........................  30
Section 9.09    Insurance.................................................  30
Section 9.10    Definitions of Certain Terms..............................  30
Section 9.11    Saving Clause.............................................  31


                               ARTICLE X - Seal

Section 10.01  Seal.......................................................  31


                           ARTICLE XI - Fiscal Year

Section 10.01  Fiscal Year................................................  31


                        ARTICLE XII - Waiver of Notices

Section 12.01  Waiver of Notices..........................................  32


                             ARTICLE XIII - Gender

Section 13.01  Gender.....................................................  32


                           ARTICLE XIV - Amendments

Section 14.01  Amendments.................................................  32

                                    BY-LAWS

                                      OF

                          BETHLEHEM STEEL CORPORATION


                           ------------------------

                                  ARTICLE I.

                        Meetings of Stockholders, Etc.

          SECTION 1.01. Annual Meeting. The annual meeting of the stockholders of Bethlehem Steel Corporation (herein called the "Corporation") shall, unless the Board of Directors (herein called the "Board") shall designate another time or place, be held on the Tuesday immediately preceding the last Wednesday in April in each year (or, if that day shall be a legal holiday, then on the next preceding business day) at such hour as may be specified in the notice thereof, in the City of Wilmington, in the State of Delaware, and at such place within said City as shall be fixed by the Board, for the purpose of electing directors and for the transaction of such other business as may properly be brought before such meeting. If any annual meeting shall not be held on the day designated herein or the directors shall not have been elected thereat or at any adjournment thereof, the Board shall cause a special meeting of the stockholders to be held as soon thereafter as practicable for the election of directors. At such special meeting, the stockholders may elect directors and transact other business with the same force and effect as at an annual meeting of the stockholders duly called and held.

          SECTION 1.02. Business to be Brought Before an Annual Meeting of Stockholders. Any business properly brought before an annual meeting of the stockholders of the Corporation may be transacted at such meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board, (ii) brought before the meeting by or at the direction of the Board pursuant to a vote of not less than four-fifths of the whole Board or
(iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given such written notice of the proposed business, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation, that the Secretary shall receive such notice at least 90 days prior to the anniversary date of the immediately preceding annual meeting or not later than ten days after notice or public disclosure of the date of the annual meeting shall be given or made to stockholders, whichever date shall be earlier.

Subject to Section 2.03 hereof, any such notice shall set forth as to each item of business the stockholder shall propose to bring before the annual meeting (i) a brief description of such item of business and the reasons for conducting it at such meeting and, in the event that such item of business shall include a proposal to amend or to recommend the amendment of either the Restated Certificate of Incorporation of the Corporation (which term as used herein shall include any amendments to the Restated Certificate) or these By-laws, the text of the proposed amendment, (ii) the name and address of the stockholder proposing such item of business, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such item of business and (iv) any material interest of the stockholder in such item of business. Only business which shall have been properly brought before an annual meeting of stockholders in accordance with these By-laws shall be conducted at such meeting, and the Chairman of such meeting may refuse to permit any business to be brought before such meeting which shall not have been properly brought before it in accordance with these By-laws.

          SECTION 1.03. Special Meeting. Except as otherwise required by law, special meetings of the stockholders for any purpose or purposes may be called only by (i) the Chairman, (ii) the President, (iii) the Secretary or (iv) the majority of the whole Board. Only such business as shall be specified in the notice of any special meeting of the stockholders shall come before such meeting.

          SECTION 1.04. Place of Meetings. Any meeting of the stockholders for the election of directors shall, unless the Board shall designate another place, be held in the City of Wilmington, in the State of Delaware, and at such place within said City as shall be fixed by the Board. All other meetings of the stockholders shall be held at such places, within or without the State of Delaware, as may from time to time be designated by the Board or in the respective notices or waivers of notice thereof.

          SECTION 1.05. Notice of Meetings. Every stockholder shall furnish the Secretary with an address at which notices of meetings and all other corporate notices may be served on or mailed to him. Except as otherwise expressly required by law, notice of each meeting of the stockholders, whether annual or special, shall, not less than ten (10) nor more than sixty (60) days before the date of the meeting, be given to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his post-office address furnished by him to the Secretary for such purpose, or, if he shall not have furnished to the Secretary his post-office address for such purpose, but his address shall otherwise appear on the records of the Corporation, then at his address as it shall so appear on the records of the Corporation, or, if he shall not have furnished to the Secretary his post-office address for such purpose and his address shall not otherwise appear on the records of the Corporation, then at the registered office of the Corporation in the State of Delaware. If mailed, notice shall be deemed given when deposited in the United States mail, postage prepaid. Except when expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting shall be called. Nevertheless, notice of any meeting of the stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting shall not have been lawfully called or convened; and, if any stockholder shall, in person or by attorney thereunto authorized, in writing or by telegraph, cable, wireless, telex, telefax or other form of recorded communication, waive notice of any meeting of the stockholders, notice thereof need not be given to him. It shall not be necessary to state in any notice of a meeting of the stockholders as a purpose thereof any matter relating to the conduct of such meeting. Except when expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof shall be announced at the meeting at which the adjournment shall be taken, unless such adjournment shall be for more than 30 days or a new record date shall be fixed for an adjourned meeting.

          SECTION 1.06. Quorum. At each meeting of the stockholders, with the exception of any meeting for the election of directors summarily ordered as provided by the General Corporation Law of the State of Delaware, stockholders holding of record a majority of the shares of stock of the Corporation entitled to be voted thereat shall be present in person or by proxy to constitute a quorum for the transaction of business. In the absence of a quorum at any such meeting or any adjournment or adjournments thereof, a majority in voting interest of those present in person or by proxy and entitled to vote thereat, or in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. The absence from any meeting of stockholders holding the number of shares of stock of the Corporation required by the laws of the State of Delaware or by the Restated Certificate of Incorporation of the Corporation or by these By-laws for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat in person or by proxy stockholders holding the number of shares of stock of the Corporation required in respect of such other matter or matters.

          SECTION 1.07. Organization. At each meeting of the stockholders the Chairman, or, if he shall be absent therefrom, the President, or if he shall be absent therefrom, a Vice Chairman, or, if there shall not be any Vice Chairman in office or if all the Vice Chairmen also shall be absent therefrom, a Vice President or another officer of the Corporation chosen as chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat, or, if all the officers of the Corporation shall be absent therefrom, a stockholder holding of record shares of stock of the Corporation so chosen, shall act as chairman of the meeting and preside thereat; and the Secretary, or, if he shall be absent from such meeting or shall be required pursuant to the provisions of this Section 1.07 to act as chairman of such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present thereat) whom the chairman of such meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

          SECTION 1.08. Order of Business. The order of business at each meeting of the stockholders shall be determined by the chairman of such meeting, but such order of business may be changed by the vote of a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat.

          SECTION 1.09. Voting. Except as otherwise provided in the Restated Certificate of Incorporation of the Corporation, each stockholder shall be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to the provisions of Section 6.05 hereof as the record date for the determination of stockholders who shall be entitled to notice of and to vote at the meeting of stockholders, or to express consent to corporate action in writing without a meeting, as the case may be. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation shall be held by the Corporation, shall not be entitled to vote. Persons holding in a fiduciary capacity stock of the Corporation shall be entitled to vote such stock so held, and persons whose stock shall be pledged shall be entitled to vote such stock, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. If shares of stock of the Corporation shall stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons shall have the same fiduciary relationship respecting the same shares of stock of the Corporation, unless the Secretary shall have been given written notice to the contrary and have been furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

          (i)   if only one shall vote, his act shall bind all;

          (ii) if more than one shall vote, the act of the majority so voting shall bind all; and

          (iii) if more than one shall vote, but the vote shall be evenly split on any particular matter, then, except as otherwise required by the General Corporation Law of the State of Delaware, each faction may vote the shares in question proportionally.

If the instrument so filed shall show that any such tenancy shall be held in unequal interests, the majority or even-split for the purpose of the next foregoing sentence shall be a majority or even-split in interest. Any vote on stock of the Corporation at any meeting of the stockholders by the stockholder entitled thereto, and any expression of consent or dissent to corporate action without a meeting by the stockholder entitled to express such consent or dissent, may be given in person or by his proxy appointed by an instrument in writing subscribed by such stockholder or by his attorney thereunto authorized and delivered to the Secretary of the Corporation or in the case of a vote at a meeting to such Secretary or to the Secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three (3) years from its date, unless said proxy shall provide for a longer period. At all meetings of the stockholders all matters, except those specified in Section 2.04 of these By-laws, and except also those the manner of deciding upon which shall be otherwise expressly regulated by law or by the Restated Certificate of Incorporation of the Corporation, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Except in the case of votes for the election of directors, unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat or so directed by the chairman of the meeting, the vote thereat on any other question need not be by ballot. Upon a demand of any such stockholder for a vote by ballot on any question or at the direction of such chairman that a vote by ballot be taken on any question, such vote shall be taken. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

     SECTION 1.10. List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or through a transfer agent appointed by the Board, to prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to said meeting, either at a place within the city where said meeting is to be held, which place shall be specified in the notice of said meeting, or, if not so specified, at the place where said meeting is to be held. The list shall also be produced and kept at the time and place of said meeting during the whole time thereof, and may be inspected by any stockholder who shall be present thereat. Upon the willful neglect or refusal of the directors to produce such list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

          SECTION 1.11. Inspectors of Votes. At each meeting of the stockholders the chairman of such meeting may appoint two Inspectors of Votes to act thereat. Each Inspector of Votes so appointed shall first subscribe an oath or affirmation faithfully to execute the duties of an Inspector of Votes at such meeting with strict impartiality and according to the best of his ability. Such Inspectors of Votes, if any, shall take charge of the ballots at such meeting and after the balloting thereat on any question shall count the ballots cast thereon and shall make a report in writing to the secretary of such meeting of the results thereof. An Inspector of Votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an Inspector of Votes on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

          SECTION 1.12. Consent of Stockholders in lieu of Meeting. (a) Anything in these By-laws to the contrary notwithstanding, any action required by the General Corporation Law of the State of Delaware to be, or which may be, taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed in person or by proxy by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and if the procedures in this Section 1.12 shall be complied with.

          (b) A record date for determining stockholders entitled to express consent to stockholder action in writing without a meeting shall be fixed by the Board of Directors of the Corporation (a "Consent Record Date"), which record date shall not precede the date upon which the resolution fixing the Consent Record Date shall be adopted by the Board and which shall not be more than ten days after the date upon which such resolution shall have been adopted. Any stockholder seeking to have the stockholders authorize or take action by written consent without a meeting shall give written notice either by personal delivery or by United States mail, postage prepaid, to the Secretary, of the intent of such stockholder to take action by written consent, which notice shall request the Board of Directors to fix a Consent Record Date. The Board of Directors shall, within 10 days of the receipt of such notice, fix as the Consent Record Date a date which shall not precede the date upon which the resolution fixing the Consent Record Date shall be adopted by the Board and which shall not be more than ten days after the date upon which such resolution shall have been adopted.

          (c) Every written consent pursuant to this Section 1.12 shall bear the date of signature of each stockholder who shall sign such consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date of earliest dated consent delivered to the Corporation in the manner required by this Section 1.12, written consents signed by a sufficient number of stockholders to take action shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or to an officer or agent of the Corporation having custody of the books in which meetings and proceedings of the stockholders shall be recorded. Delivery made to said registered office of the Corporation shall be by hand or by certified or registered mail, return receipt requested.

          (d) The date for determining if an action shall have been validly consented to by the holders of shares of outstanding stock of the Corporation having the requisite voting power to authorize or take such action shall be the earliest of (i) the date on which the required minimum number of votes have been received and the validity of the actions have been reviewed, (ii) the 60th day after the Consent Record Date or (iii) the 60th day after the date of the earliest consent delivered to the Corporation.

          (e) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who shall not have consented in writing.

                                  ARTICLE II.

                              Board of Directors.

          SECTION 2.01. General Powers. The property, business and affairs of the Corporation shall be managed by or under the direction of the Board.

          SECTION 2.02. Number and Term of Office. Subject to the requirements of the laws of the State of Delaware and of the Restated Certificate of Incorporation of the Corporation, the Board may from time to time by the vote of the majority of the whole Board determine the number of directors. Until the Board shall otherwise so determine or Section 6 of Article FOURTH of such Restated Certificate of Incorporation shall otherwise so require, the number of directors shall be fifteen (15). Each of the directors of the Corporation shall hold office until his successor shall be elected and shall qualify, or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

          SECTION 2.03. Nominations for the Election of Directors. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation and otherwise subject to the rights of stockholders under the General Corporation Law of the State of Delaware, nominations for the election of directors shall be made by the Board. Any stockholder entitled to vote for the election of directors at a meeting may recommend for nomination by the Board persons for election as directors.
Written notice of the recommendation of such stockholder shall be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, on the date designated in Section 1.01 hereof, 90 days in advance of such meeting and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting shall first be given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who shall make such recommendation and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are recommended by the stockholder; (d) such other information regarding each recommended person proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each such person been nominated, or intended to be nominated, by the Board of Directors;

and (e) the consent in writing of each such person to serve as a director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not recommended in compliance with the foregoing procedure.

          SECTION 2.04. Election of Directors. At each meeting of the stockholders entitled to vote for the election of directors at which a quorum shall be present, the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors. Such election shall be by ballot in accordance with the provisions of Section 1.09 hereof.

          SECTION 2.05. Organization. At each meeting of the Board the Chairman, or, if he shall be absent therefrom, the President, or, if he shall be absent therefrom, a Vice Chairman or, if there shall not be any Vice Chairman in office or if all the Vice Chairmen also shall be absent therefrom, a director chosen by a majority of the directors present thereat, shall act as chairman of such meeting and preside thereat. The Secretary, or in case of his absence the person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

          SECTION 2.06. Resignations. Any director may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Chairman, the President, any of the Vice Chairmen, or the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          SECTION 2.07. Vacancies, etc. In case of any increase in the number of directors, the additional director or directors, and, in case of any vacancy in the Board due to death, resignation, disqualification, removal or any other cause, the successor to fill the vacancy shall be elected by the holders of shares of stock entitled to vote at an annual or special meeting of said holders or by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who shall have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

          SECTION 2.08. Place of Meeting, etc. The Board may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution determine or as shall be designated in the respective notices or waivers of notice thereof.

          SECTION 2.09. First Meeting. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization and the transaction of other business.

          SECTION 2.10. Regular Meetings. Regular meetings of the Board shall be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Except as otherwise provided by law, notices of regular meetings need not be given.

          SECTION 2.11. Special Meetings; Notice. Special meetings of the Board shall be held whenever called by the Chairman, the President, the Secretary or a majority of the directors at the time in office. A notice shall be given as hereinafter in this Section 2.11 provided of each such special meeting, in which shall be stated the time and place of such meeting, but, except as otherwise expressly provided by law or by these By-laws, the purposes thereof need not be stated in such notice. Except as otherwise provided by law, notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which such meeting is to be held, or shall be sent addressed to him at such place by telegraph, cable, wireless, telex, telefax or other form of recorded communication or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held. Notice of any meeting of the Board need not, however, be given to any director who shall attend such meeting except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting shall not have been lawfully called or convened; and, if any director shall, in writing or by telegraph, cable, wireless, telex, telefax or other form of recorded communication, waive notice of any meeting of the Board, notice thereof need not be given to him.

          SECTION 2.12. Quorum and Manner of Acting. Subject to the provisions of Section 2.07 hereof, a majority of the whole Board shall be present in person at any meeting of the Board (participation in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other to constitute presence in person at such meeting) in order to constitute a quorum for the transaction of business at such meeting and, except as specified in Sections 1.02, 1.03, 2.02, 2.07, 3.01, 3.05, 3.06, 3.07, 3.08, 4.01, 4.04, 4.07, and 4.21 hereof, and except also as otherwise expressly provided by law, the vote of a majority of the directors present at any such meeting at which a quorum is present shall be the act of the Board; provided, however, that any person who shall both be in the employ of the Corporation or of one or more of its subsidiary companies and be a director of the Corporation (herein "Executives of the Corporation") shall not as a member of the Board have any vote in the determination of the amount that shall be paid to him as a fixed salary or as any other form of compensation and provided further that in the case of a vote in good faith authorizing any contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, if the material facts as to the relationship or interest of the directors or officers of the Corporation as to the contract or transaction are disclosed or known to the Board, the affirmative votes of a majority of the disinterested directors of the Corporation, even though the disinterested directors shall be less than a quorum, shall be the act of the Board. In the absence of a quorum from any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present thereat. Notice of any adjourned meeting need not be given. The directors shall act only as a board and the individual directors shall have no power as such. Anything in these By-laws to the contrary notwithstanding, any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if all members of the Board consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board.

          SECTION 2.13. Removal of Directors. Any director may be removed, either with or without cause, at any time, by the affirmative vote of stockholders of record of the Corporation holding of record a majority of the shares then entitled to vote at an election of directors; and the vacancy in the Board caused by any such removal may be filled as provided in Section 2.07 hereof. In the case of the removal of a director for cause, "Cause" is hereby defined as the willful and continuous failure substantially to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably injurious to the Corporation.

          SECTION 2.14. Compensation. Unless otherwise expressly provided by resolution adopted by the Board, neither any of the directors nor any of the members of any committee of the Corporation contemplated by these By-laws or otherwise provided for by resolution of the Board shall, as such, receive any stated compensation for his services; but the Board may at any time or from time to time by resolution provide that a specified sum shall be paid to any director of the Corporation or to any member of any such committee who shall not otherwise be in the employ of the Corporation or of any of its subsidiary companies, either as his annual compensation as such director or member or as compensation for his attendance at meetings of the

Board or of such committee. The Board may also likewise provide that the Corporation shall reimburse each such director or member of such committee for any expenses paid by him on account of his attendance at any such meeting. Nothing in this Section 2.14 contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.


                                 ARTICLE III.

                                  Committees.

          SECTION 3.01. Executive Committee; How Constituted and Powers. The Board, by resolution adopted by a majority of the whole Board, may designate not less than two (2) of the directors then in office, who shall include the Chairman and the President, to constitute an Executive Committee (herein called the "Executive Committee") which during the intervals between meetings of the Board of Directors shall have and may exercise all the delegable powers of the Board to the extent permitted by law and as provided in said resolution or in another resolution or other resolutions so adopted by the Board; and it shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

          SECTION 3.02. Organization, etc. The Chairman or, if he shall be absent therefrom, the President shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Committee of the Chairman, the President, or the Secretary, the Committee may appoint a chairman or secretary, as the case may be, of the meeting.

          SECTION 3.03. Meetings. Regular meetings of the Executive Committee, of which notice shall not be necessary, shall be held on such days and at such places, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the Committee and communicated to all its members. Special meetings of the Committee shall be held whenever called by the Chairman, the President, the Secretary or a majority of the members of such Committee then in office. Notice of each special meeting of the Committee shall be given by mail, telegraph, cable, wireless, telex, telefax or other form of recorded communication or be delivered personally or by telephone to each member of the Committee not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not, however, be given to any member of the Committee who shall attend such meeting except a member of the Committee who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting shall not have been lawfully called or convened; and, if any member of the Committee shall, in writing or by telegraph, cable, wireless, telex, telefax or other form of recorded communication, waive notice of any meeting of the Committee, notice thereof need not be given to him. Subject to provisions of this Article III, the Committee, by resolution adopted by a majority of the whole Committee, shall fix its own rules of procedure, and it shall keep a record of its proceedings and report them to the Board at the next regular meeting thereof after such proceedings shall have been taken. All such proceedings shall be subject to revision or alteration by the Board; provided, however, that third parties shall not be prejudiced by any such revision or alteration.

          SECTION 3.04. Quorum and Manner of Acting. A majority of the Executive Committee shall be present in person at any meeting of the Committee (participation in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other to constitute presence in person at such meeting) in order to constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum shall be present shall be the act of the Committee; provided, however, that in the case of a vote in good faith authorizing any contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one more of its directors or officers shall be directors or officers or have a financial interest, if the material facts as to the relationship or interest of the directors or officers of the Corporation as to the contract or transaction shall be disclosed or known to the Executive Committee, the vote of a majority of the disinterested members of the Committee, even though the disinterested members shall be less than a quorum, shall be the act of the Committee. The members of the Committee shall act only as a committee, and the individual members shall have no power as such.

          SECTION 3.05. Resignations; Removal; Vacancies. Any member of the Executive Committee may resign therefrom at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Corporation; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The Board by resolution adopted by a majority of the whole Board may remove any member of the Executive Committee. Any vacancy in the Executive Committee shall be filled by the vote of a majority of the whole Board.

          SECTION 3.06. Other Committees. The Board, by resolution adopted by a majority of the whole Board, shall constitute a Finance Committee, which shall consist of not less than three (3) members, the majority of whom shall be directors and one of whom shall be designated by the Board to act as chairman of such Committee. Subject to any limitations prescribed by the Board, the Finance Committee shall have authority to advise with the Board, the Executive Committee and the officers and employees of the Corporation with respect to all activities, plans and policies affecting the financial affairs of the Corporation.

          The Board, by resolution adopted by a majority of the whole Board, shall constitute an Audit Committee, an Executive Compensation Committee, a Nominating Committee and such other committees as it may determine, which shall in each case consist of such directors and, at the discretion of the Board, such officers of the Corporation who shall not be directors and shall have and may exercise such powers as the Board may by resolution determine and specify in the respective resolutions appointing them; provided, however, that (a) unless all the members of any committee shall be directors, such committee shall not have authority to exercise any of the powers of the Board in the management of the business and affairs of the Corporation, and (b) if any committee shall have the power to determine the amounts of the respective fixed salaries of the Executives of the Corporation or any of them, such committee shall consist of not less than three (3) members and none of its members shall have any vote in the determination of the amount that shall be paid to him as a fixed salary.

          SECTION 3.07. Procedures. A majority of all the members of the Finance Committee or of any other Committee organized pursuant to Section 3.06 hereof may fix its rules of procedure, determine its action and fix the time and place, whether within or without the State of Delaware, of its meetings (participation in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other to constitute presence in person at such meeting) and specify what notice thereof, if any, shall be given, unless the Board shall otherwise by resolution provide. The Board, by resolution adopted by a majority of the whole Board, shall have power to change the members of any committee referred to in this Section 3.07 at any time, to fill vacancies therein and to discharge any such committee, either with or without cause, at any time.

          SECTION 3.08. Action by Consent in Writing. Anything in these By-laws to the contrary notwithstanding, any action required or permitted to be taken at any meeting of any committee referred to in this Article III may be taken without a meeting if all members of the committee shall consent thereto in writing and the writing or writings shall be filed with the minutes of proceedings of the committee.

                                  ARTICLE IV.

                                   Officers.

          SECTION 4.01. Number. The Corporation shall have the following officers as determined by a resolution or resolutions adopted by a majority of the whole Board: a Chairman (who shall be a director), a President (who shall be a director), one or more Vice Chairmen (one or more of whom may be directors), one or more Vice Presidents (one or more of whom may be directors and may be designated an Executive Vice President, a Group Executive Vice President or a Senior Vice President), one or more Assistant Vice Presidents, a Controller, one or more Assistant Controllers, a General Counsel, a Treasurer, one or more Assistant Treasurers, a Secretary and one or more Assistant Secretaries.

          SECTION 4.02. Election and Term of Office. The officers determined as in Section 4.01 hereof provided shall be chosen annually by the Board. Each such officer shall hold office until his successor shall have been elected and shall qualify or until his earlier death or his earlier resignation or removal in the manner hereinafter provided.

          SECTION 4.03. Agents, etc. In addition to the officers determined as in Section 4.01 hereof provided, the Board may appoint such agents as the Board may deem necessary or advisable, each of which agents shall have such authority and perform such duties as are provided in these By-laws or as the Board may from time to time determine. The Board may delegate to any officer or to any committee the power to appoint or remove any such agents.

          SECTION 4.04. Removal. Any officer may be removed, either with or without cause, at any time, by resolution adopted by a majority of the whole Board. In the case of the removal of an officer for cause, "Cause" is hereby defined as the willful and continuous failure substantially to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably injurious to the Corporation.

          SECTION 4.05. Resignations. Any officer may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Corporation; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          SECTION 4.06. Vacancies. A vacancy in any office due to death, resignation, removal, disqualification or any other cause may be filled for the unexpired portion of the term in the manner prescribed in these By-laws for regular appointments or elections to such office.

          SECTION 4.07. Chief Executive Officer. The Chief Executive Officer shall be designated from time to time by a resolution adopted by a majority of the whole Board and shall, unless otherwise determined by the Board, be either the Chairman or the President. He shall have, subject to the direction and control of the Board, general and active supervision over the business and affairs of the Corporation and over its several officers. He shall perform all duties incident to his position and such other duties as from time to time may be assigned to him by the Board. He shall see that all orders and resolutions of the Board shall be carried into effect. He may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board or by a duly authorized committee of the Board or by these By-laws to some other officer or agent of the Corporation or where any of them shall be required by law otherwise to be signed, executed or delivered, and he may cause the seal of the Corporation to be affixed to any documents the execution of which on behalf of the Corporation shall have been duly authorized.

          SECTION 4.08. Chairman. The Chairman shall perform such duties as from time to time may be assigned to him by the Board. He shall, if present, preside at all meetings of the stockholders and at all meetings of the Board. He shall make a report of the state of the business of the Corporation at each annual meeting of the stockholders and from time to time he shall report to the stockholders and to the Board all matters within his knowledge which in his judgment the interests of the Corporation may require to be brought to their notice.

          SECTION 4.09. President. The President shall perform such duties as from time to time may be assigned to him by the Board. At the request of the Chairman or in the case of his absence or inability to act, the President shall perform the duties of the Chairman and, when so acting, shall have the powers of, and shall be subject to all restrictions upon, the Chairman.

          SECTION 4.10. Vice Chairmen. Each of the Vice Chairmen shall have such powers and perform such duties as the Chief Executive Officer or the Board may from time to time assign to him and shall perform such other duties as may be prescribed by these By-laws. At the request of the Chairman or the President, or in case of their absence or inability to act, any Vice Chairman shall perform the duties of the

Chairman or the President and, when so acting, shall have the powers of, and be subject to all the restrictions upon, the Chairman and the President.

          SECTION 4.11. Executive Office. The Chairman, the President and such other officers as shall from time to time be designated by the Chief Executive Officer, shall constitute the Executive Office of the Corporation. Each officer in the Executive Office shall consult with the Chief Executive Officer as to matters relating to the business and affairs of the Corporation, and each shall have such powers and perform such duties as the Chief Executive Officer or the Board may from time to time assign to him and each shall perform such other duties as may be prescribed for him by these By-laws.

          SECTION 4.12. Vice Presidents. Each of the Vice Presidents (including each of the Executive Vice Presidents, Group Executive Vice Presidents and Senior Vice Presidents) shall have such powers and perform such duties as the officer in the Executive Office to whom he shall report, the Chief Executive Officer or the Board may from time to time assign to him and shall perform such other duties as may be prescribed by these By-laws. At the request of any officer in the Executive Office, or, in case of their absence or inability to act, any Vice President (including any Executive Vice President, Group Executive Vice President and any Senior Vice President) who shall report to an officer in the Executive Office shall perform the duties of that officer and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, that officer.

          SECTION 4.13. Assistant Vice Presidents. At the request of any Vice President, or in case of his absence or inability to act, the Assistant Vice President, if there shall be one, or, if there shall be more than one, any of the Assistant Vice Presidents shall perform the duties of the Vice President to whom he shall report, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, that Vice President. Each of the Assistant Vice Presidents shall perform such other duties as from time to time may be assigned to him by the Vice President to whom he shall report, the officer in the Executive Office to whom such Vice President shall report, the President, the Chairman or the Board.

          SECTION 4.14. Controller. The Controller shall keep or cause to be kept correct records of the business and transactions of the Corporation and shall, upon request, at all reasonable times exhibit or cause to be exhibited such records to any of the directors of the Corporation at the place where such records shall be kept. He shall perform such other duties as from time to time may be assigned to him by the officer to whom he shall report, any officer in the Executive Office, the Chief Executive Officer or the Board.

          SECTION 4.15. Assistant Controllers. At the request of the Controller, or in case of his absence or inability to act, the Assistant Controller, or, if there be more than one, any of the Assistant Controllers, shall perform the duties of the Controller, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Controller. Each of the Assistant Controllers shall perform such other duties as from time to time may be assigned to him by the Controller, the officer to whom the Controller shall report, any officer in the Executive Office, the Chief Executive Officer or the Board.

          SECTION 4.16. General Counsel. The General Counsel shall be the chief legal officer of the Corporation and shall have, subject to the control of the Chief Executive Officer, the officer to whom he shall report, and the Board, general and active supervision and direction over the legal affairs of the Corporation. He shall have such other powers and perform such other duties as the Chief Executive Officer, the officer to whom he shall report, or the Board may from time to time prescribe and shall perform such other duties as may be prescribed by these By-laws.

          SECTION 4.17. Treasurer. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board shall determine. He shall:


               (a) have charge and custody of, and be responsible for, all funds, securities, notes and valuable effects of the Corporation; receive and give receipt for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys to the credit of the Corporation or otherwise as any Chairman, the President, the officer to whom he shall report, or the Board shall direct in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Section 5.07 hereof; cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed as provided in Section 5.05 hereof; and be responsible for the accuracy of the amounts of, and cause to be preserved proper vouchers for, all moneys so disbursed;

               (b) have the right to require from time to time reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same;

               (c) render to the Chairman, the President, the officer to whom he shall report, or the Board, whenever they, respectively, shall request him so to do, an account of the financial condition of the Corporation and of all his transactions as Treasurer;

               (d) upon request, exhibit or cause to be exhibited at all reasonable times, at the place where they shall be kept, his cash books and other records to the Controller, the Chairman, the President, the officer to whom he shall report, or the Board; and

               (e) in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Chairman, the President, the officer to whom he shall report, or the Board.

          SECTION 4.18. Assistant Treasurers. If required by the Board, each of the Assistant Treasurers shall give a bond for the faithful discharge of his duties in such sums and with such surety or sureties as the Board shall determine. At the request of the Treasurer, or in case of his absence or inability to act, the Assistant Treasurer, or, if there be more than one, any of the Assistant Treasurers, shall perform the duties of the Treasurer, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. Each of the Assistant Treasurers shall perform such other duties as from time to time may be assigned to him by the Treasurer, the Chairman, the President or the Board.

          SECTION 4.19.  Secretary.  The Secretary shall:

               (a) record all the proceedings of the meetings of the stockholders, the Board, the Executive Committee and the Finance Committee in one or more books kept for that purpose;

               (b) see that all notices shall be duly given in accordance with the provisions of these By-laws or as required by law;

               (c) be custodian of the seal of the Corporation, and shall see that such seal, or, if authorized by the Board, a facsimile thereof, shall be affixed to any documents the execution of which on behalf of the Corporation shall be duly authorized and may attest such seal when so affixed;

               (d) have charge, directly or through the transfer agent or transfer agents and registrar or registrars appointed as in Section
          6.03 hereof provided, of the issue, transfer and registration of certificates for stock of the Corporation and of the records thereof, such records to be kept in such manner as to show the information specified in Section 6.01 hereof;

               (e) upon request, exhibit or cause to be exhibited at all reasonable times to the Board, at the place where they shall be kept, such records of the issue, transfer and registration of the certificates for stock of the Corporation;

               (f) sign with a Vice President, a Vice Chairman, the Chairman or the President certificates for stock of the Corporation;

               (g) see that the books, reports, statements, certificates and all other documents and records required by law shall be properly kept and filed;

               (h) see that the duties prescribed by Section 1.09 hereof shall be performed; and

               (i) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chairman, the President, the officer to whom he shall report, or the Board.

          SECTION 4.20. Assistant Secretaries. At the request of the Secretary, or in case of his absence or inability to act, the Assistant Secretary, or, if there shall be more than one, any of the Assistant Secretaries, shall perform the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. Each of the Assistant Secretaries shall perform such other duties as from time to time may be assigned to him by the Secretary, the Chairman, the President or the Board.

          SECTION 4.21. Salaries. The salaries and other forms of compensation (other than those the fixing of which shall have been specifically delegated to a committee of the Board) of the officers of the Corporation shall be fixed from time to time by the Board or by any one or more committees (none of which shall consist of less than three (3) members) appointed by a resolution passed by a majority of the whole Board with power to fix such salaries or such compensation, and none of such officers shall be prevented from receiving a salary by reason of the fact that he shall be also a member of the Board or of any such committee; but none of such officers who shall also be a member of the Board or of any such committee shall have any vote in the determination of the amount of salary that shall be paid to him.


                                  ARTICLE V.

                Contracts, Checks, Drafts, Bank Accounts, Etc.

          SECTION 5.01. Contracts with Governmental Authorities. All bids and proposals for contracts with the Federal or with any municipal, county, territorial or state government or with any authority, branch or division thereof, or with any foreign government or with any authority, branch or division thereof, and all contracts between the Corporation and any such government or authority, branch or division thereof, and all bonds and undertakings for the faithful performance of such contracts, and all vouchers and receipts in connection therewith, may be executed and delivered in the name of the Corporation and on its behalf by the Chairman, the President, a Vice Chairman, a Vice President, the Treasurer or the Secretary; and no further authority, whether by resolution of the Board or otherwise, shall be necessary to make such instrument valid and binding upon the Corporation.

          SECTION 5.02. Appointment of Agents. The Board, by resolution, or the Chairman, the President, a Vice Chairman, a Vice President, the Treasurer or the Secretary, by an instrument in writing filed with the Secretary, may from time to time appoint agents and grant to such agents the power to execute and deliver in the name of the Corporation and on its behalf (i) any bid or proposal for any contract with the Federal or with any municipal, county, territorial or state government or with any authority, branch or division thereof, or with any foreign government or with any authority, branch or division thereof, (ii) any contract between the Corporation and any such government or authority, branch or division thereof, (iii) any bond or undertaking for the faithful performance of any such contract and (iv) any voucher or receipt in connection therewith.

          SECTION 5.03. Execution of Other Contracts, etc. Except as otherwise required by law or by these By-laws, any contract or other instrument may be executed and delivered in the name of the Corporation and on its behalf by the Chairman, the President, a Vice Chairman, a Vice President, the Treasurer or the Secretary; and the Board, by resolution, or the Chairman, the President, a Vice Chairman, a Vice President, the Treasurer or the Secretary, by an instrument in writing filed with the Secretary, may authorize any other officer or officers or agent or agents to execute and deliver any contract or other instrument in the name of the Corporation and on its behalf, and such authority may be general or confined to specific instances.

          SECTION 5.04. Loans. Unless the Board shall otherwise determine, any two (2) of the following officers, to wit: the Chairman, the President, a Vice Chairman, a Vice President, the Treasurer and the Secretary, acting together, or any officer or officers authorized by a resolution of the Board may effect loans and advances at any time for the Corporation from any bank, trust company or other institution or from any firm or individual and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, but no officer or officers shall mortgage, pledge, hypothecate or otherwise transfer for security any property whatsoever owned or held by the Corporation except when authorized by resolution adopted by the Board.

          SECTION 5.05. Checks, Drafts, etc. All checks, drafts, orders for the payment of money, bills of lading, warehouse receipts, obligations, bills of exchange and insurance certificates shall be signed or endorsed (except endorsements for collection for the account of the Corporation or for deposit to its credit) by such officer or officers or agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board.

          SECTION 5.06. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board, the Chairman, the President, any Vice Chairman, or the Treasurer shall direct in such banks, trust companies or other depositaries as the Board may select or as may be selected by any officer or officers or agent or agents of the Corporation to whom power in that respect shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which shall be payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

          SECTION 5.07. General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositaries as the Board may select, or as may be selected by any officer or officers or agent or agents of the Corporation to whom power in that respect shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-laws, as it may deem expedient.

          SECTION 5.08. Proxies in Respect of Stock or Other Securities of Other Corporations. Unless otherwise provided by resolution adopted by the Board, the Chairman, the President, a Vice Chairman, a Vice President or the Secretary may from time to time appoint an attorney or attorneys or an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation to vote or consent in respect of such stock or other securities, and the Chairman, the President, a Vice Chairman, a Vice President or the Secretary may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and the Chairman, the President, a Vice Chairman, a Vice President or the Secretary may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in order that the Corporation may exercise its said powers and rights.


                                  ARTICLE VI.

                          Shares and Their Transfer.

          SECTION 6.01. Certificates for Stock. Every owner of stock of the Corporation of any class (or, if stock of any class shall be issuable in series, any series of such class) shall be entitled to have a certificate registered in his name in such form as the Board shall prescribe, certifying the number of shares of stock of the Corporation of such class, or such class and series, owned by him. The certificates representing shares of stock of each class (or, if there shall be more than one series of any class, each series of such class) shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman or the President or a Vice Chairman or a Vice President and by the Secretary or an Assistant Secretary.
Any of or all the signatures on any such certificate may be facsimiles. In case any officer or officers or transfer agent or registrar of the Corporation who shall have signed, or whose facsimile signature or signatures shall have been placed upon, any such certificate shall cease to be such officer or officers or transfer agent or registrar before such certificate shall have been issued, such certificate may be issued by the Corporation with the same effect as though the person or persons who shall have signed such certificate, or whose facsimile signature or signatures shall have been placed thereupon, were such officer or officers or transfer agent or registrar at the date of issue. Records shall be kept of the amount of the stock of the Corporation issued and outstanding, the manner in which and the time when such stock was paid for, the respective names, alphabetically arranged, and the addresses, of the persons, firms or corporations owning of record the stock represented by certificates for stock of the Corporation, the number, class and series of shares represented by such certificates, respectively, the time when each became an owner of record thereof, and the respective dates of such certificates, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled and a new certificate or certificates shall not be issued in exchange for any existing certificate until such existing certificate shall have been so canceled except in cases provided for in Section 6.04 hereof.

          SECTION 6.02. Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered owner thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer agent appointed as in Section 6.03 hereof provided, and upon surrender of the certificate or certificates for such shares properly endorsed and payment of all taxes thereon. The person in whose name shares of stock shall be registered on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee shall in writing request the Corporation to do so.

          SECTION 6.03. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for stock of the Corporation. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

          SECTION 6.04.  Lost, Stolen, Destroyed and Mutilated Certificates.
The registered owner of any stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificate therefor, and the Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it and alleged to have been lost, stolen or destroyed, and the Corporation may, in its discretion, require the registered owner of the lost, stolen or destroyed certificate or his legal representatives to give the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Corporation shall in its uncontrolled discretion determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate, or the issuance of such new certificate. The Corporation may, however, in its discretion refuse to issue any such new certificate except pursuant to legal proceedings under the laws of the State of Delaware in such case made and provided.

          SECTION 6.05. Fixing Date for Determination of Stockholders of Record in Certain Case. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date shall be adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date shall be fixed by the Board the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice shall be given, or, if notice shall be waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

          (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date shall be adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date shall be fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board shall adopt the resolution relating thereto.


                                 ARTICLE VII.

                                 Offices, Etc.

          SECTION 7.01. Registered Office. The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the registered agent of the Corporation in said State is The Corporation Trust Company.

          SECTION 7.02. Other Offices. The Corporation may also have one or more offices other than said registered office at such place or places, either within or without the State of Delaware, as the Board may from time to time appoint or as the business of the Corporation may require and may keep the books and records of the Corporation in such place or places within or without said State as the Board may from time to time by resolution determine.


                                 ARTICLE VIII.

                           Dividends, Surplus, Etc.

          SECTION 8.01. Dividends, Surplus, Etc. Subject to the provisions of law, of the Restated Certificate of Incorporation of the Corporation and of these By-laws, the Board may declare and pay dividends upon the shares of the stock of the Corporation either (a) out of its surplus as defined in and computed in accordance with the provisions of the laws of the State of Delaware or (b), in case it shall not have any such surplus, out of its net profits for the fiscal year in which the dividend shall be declared and/or the preceding fiscal year, whenever and in such amounts as, in the opinion of the Board, the condition of the affairs of the Corporation shall render it advisable. The Board in its discretion may use and apply any of such surplus or such net profits in purchasing or acquiring any of the shares of the stock of the Corporation in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness, or from time to time may set aside from such surplus or such net profits such sum or sums as it, in its absolute discretion, may think proper, as a reserve fund to meet contingencies, or for equalizing dividends, or for the purpose of maintaining or increasing the property or business of the Corporation, or for any other purpose it may think conducive to the best interests of the Corporation; provided, however, that the Corporation shall not use its funds or property for the purchase of shares of its stock when the capital of the Corporation shall be impaired or when such use would cause any impairment of its capital. All such surplus or such net profits, until actually declared in dividends, or used and applied as aforesaid, shall be deemed to have been so set aside by the Board for one or more of said purposes.


                                  ARTICLE IX.
                    Indemnification of Directors, Officers,
                             Employees and Agents.

          SECTION 9.01. Third Party Actions. (a) The Corporation, to the full extent permitted, and in the manner required, by the laws of the State of Delaware as in effect at the time of the adoption of this Article IX or as such laws may be amended from time to time, shall indemnify any person who shall have been or shall be made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person shall have been or shall be a director or officer of the Corporation, or, if at a time when he shall have been or shall be a director or officer of the Corporation, shall have been or shall be serving at the request of the Corporation as a director, officer, partner, trustee, fiduciary, employee or agent (a "Subsidiary Officer") of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Affiliated Entity"), against expenses (including attorneys' fees), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person shall have acted in good faith and in a manner such person shall have reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, shall have had no reasonable cause to believe his or her conduct was unlawful; provided, however, that the Corporation shall not be obligated to indemnify against any amount paid in settlement unless the Corporation shall have consented to such settlement, which consent shall not be unreasonably withheld. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person shall not have acted in good faith and in a manner which such person shall have reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that such person shall have had reasonable cause to believe that his conduct was unlawful. Notwithstanding anything to the contrary in the foregoing provisions of this paragraph (a), a person shall not be entitled, as a matter of right, to indemnification pursuant to this paragraph (a) against costs or expenses incurred in connection with any action, suit or proceeding commenced by such person against any person who shall have been or shall be a director, officer, fiduciary, employee or agent of the Corporation or a Subsidiary Officer of an Affiliated Entity, but such indemnification may be provided by the Corporation in any specific case as permitted by Section 9.06 hereof.

          (b) The Corporation may indemnify any employee or agent of the Corporation in the manner and to the extent that it shall indemnify any director or officer under this Section 9.01, including indemnity in respect of service at the request of the Corporation as a Subsidiary Officer of an Affiliated Entity.

          SECTION 9.02. Derivative Actions. (a) The Corporation, to the full extent permitted, and in the manner required, by the laws of the State of Delaware as in effect at the time of the adoption of this Article IX or as such laws may be amended from time to time, shall indemnify any person who shall have been or shall be made a party to or shall be threatened to be made a party to any threatened, pending or completed action or suit (including any appeal thereof) brought in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person shall have been or shall be a director or officer of the Corporation, or, if at a time when he shall have been or shall be a director or officer of the Corporation shall have been or shall be serving at the request of the Corporation as a Subsidiary Officer of an Affiliated Entity against expenses (including attorneys' fees) and costs actually and reasonably incurred by such person in connection with such action or suit if such person shall have acted in good faith and in a manner such person shall have reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless, and except to the extent that, the Court of Chancery of the State of Delaware or the court in which such judgment shall have been rendered shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person shall be fairly and reasonably entitled to indemnity for such expenses and costs as the Court of Chancery of the State of Delaware or such other court shall deem proper. Notwithstanding anything to the contrary in the foregoing provisions of this paragraph (a), a person shall not be entitled, as a matter of right, to indemnification pursuant to this paragraph (a) against costs and expenses incurred in connection with any action or suit in the right of the Corporation commenced by such person, but such indemnification may be provided by the Corporation in any specific case as permitted by Section 9.06 hereof.

          (b) The Corporation may indemnify any employee or agent of the Corporation in the manner and to the extent that it shall indemnify any director or officer under this Section 2, including indemnity in respect of service at the request of the Corporation as a Subsidiary Officer of an Affiliated Entity.

          SECTION 9.03. Determination of Entitlement to Indemnification. Any indemnification under Section 9.01 or Section 9.02 hereof (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances because such person has met the applicable standard of conduct set forth in Section 9.01 or Section 9.02 hereof. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who shall not have been and shall not be parties to the action, suit or proceeding in respect of which indemnification shall be sought or by majority vote of the members of a committee of the Board of Directors composed of at least three members each of whom shall not have been and shall not be a party to such action, suit or proceeding, or (ii) if such a quorum shall not be obtainable and/or such a committee shall not be established or obtainable, or, even if obtainable, if a quorum of disinterested directors shall so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders. In the event a request for indemnification shall be made by any person referred to in paragraph (a) of Section 9.01 hereof or paragraph (a) of Section 9.02 hereof, the Corporation shall cause such determination to be made not later than 60 days after such request shall be made.

          SECTION 9.04. Right to Indemnification Upon Successful Defense and For Service as a Witness. (a) Notwithstanding the other provisions of this
Article IX to the extent that a director, officer, employee or agent of the Corporation shall have been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 9.01 or Section 9.02 hereof or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) and costs actually and reasonably incurred by such person in connection therewith.

          (b) To the extent any person who shall have been or shall be a director or officer of the Corporation shall have served or prepared to serve as a witness in any action, suit or proceeding, whether civil, criminal, administrative or investigative, or in any investigation by the Corporation or the Board of Directors thereof or a committee thereof or by any securities exchange on which securities of the Corporation shall have been or shall be listed on any national securities association, by reason of his services as a director or officer of the Corporation or, if at a time when he shall have been a director or officer of the Corporation shall have been or shall be serving at the request of the Corporation as a Subsidiary Officer of an Affiliated Entity, the Corporation shall indemnify such person against expenses (including attorneys' fees) and costs actually and reasonably incurred by such person in connection therewith within 30 days after the receipt by the Corporation from such person of a statement requesting such indemnification, averring such service and reasonably evidencing such expenses and costs. The Corporation may indemnify any employee or agent of the Corporation to the same extent it is required to indemnify any director or officer of the Corporation pursuant to the foregoing sentence of this paragraph (b).

          SECTION 9.05. Advance of Expenses. (a) Expenses and costs incurred by any person referred to in paragraph (a) of Section 9.01 hereof or paragraph
(a) of Section 9.02 hereof in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person shall not be entitled to be indemnified by the Corporation as authorized by this Article IX.

          (b) Expenses and costs incurred by any person referred to in paragraph
(b) of Section 9.01 hereof or paragraph (b) of Section 9.02 hereof in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors, a committee thereof or an officer of the Corporation or a committee thereof authorized to so act by the Board of Directors upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person shall not be entitled to be indemnified by the Corporation as authorized by this Article IX.

          SECTION 9.06. Indemnification Not Exclusive. The provision of indemnification to or the advancement of expenses and costs to any person under this Article IX, or the entitlement of any person to indemnification or advancement of expenses and costs under this Article IX, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such person in any other way permitted by law or be deemed exclusive of any right to which any person seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to any action relating to such person in the capacity of an officer, director, employee or agent of the Corporation and any action relating to him in any other capacity while holding any such position.

          SECTION 9.07. Accrual of Claims; Successors. The indemnification provided or permitted under this Article IX shall apply in respect of any expense, cost, judgment, fine, penalty or amount paid in settlement, whether or not the claim or cause of action in respect thereof accrued or arose before or after the effective date of this Article IX. The right of any person who shall have been or shall be a director, officer, employee or agent of the Corporation to indemnification under this Article IX shall continue after he shall have ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, distributees, executors, administrators and other legal representatives of such person.

          SECTION 9.08. Corporate Obligations; Reliance. This Article IX shall be deemed to create a binding obligation on the part of the Corporation to its current and former officers and directors and their heirs, distributees, executors, administrators and other legal representatives, and each director or officer in acting in such capacity shall be entitled to rely on the provisions of this Article IX, without giving notice thereof to the Corporation.

          SECTION 9.09. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who shall have been or shall be a director, officer, employee or agent of the Corporation, or shall have been or shall be serving at the request of the Corporation as a Subsidiary Officer of any Affiliated Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have had the power to indemnify such person against such liability under the provisions of this
Article IX or applicable law.

          SECTION 9.10. Definitions of Certain Terms. (a) For purposes of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its corporate existence had continued, would have been permitted under applicable law to indemnify its directors, officers, employees or agents, so that any person who shall have been or shall be a director, officer, employee or agent of such constituent corporation, or shall have been or shall be serving at the request of such constituent corporation as a Subsidiary Officer of any Affiliated Entity shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would have had with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Article IX, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which shall impose duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who shall have acted in good faith and in a manner such person shall have reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation" as referred to in this Article IX.

          SECTION 9.11.  Saving Clause.  In the event any provision of this
Article IX shall be held invalid by any court of competent jurisdiction, such holding shall not invalidate any other provision of this Article IX, and the remaining provisions of this Article IX shall be construed as if such invalid provision had not been included in these By-laws.


                                  ARTICLE X.

                                     Seal.

          SECTION 10.01. Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation and the words and figures "Incorporated 1919 Delaware", or words and figures of similar import.


                                  ARTICLE XI.

                                 Fiscal Year.

          SECTION 11.01. Fiscal Year. The fiscal year of the Corporation shall end on the thirty-first day of December in each year.

                                 ARTICLE XII.

                              Waiver of Notices.

          SECTION 12.01. Waiver of Notices. Whenever notice shall be required to be given by these By-laws or by the Restated Certificate of Incorporation of the Corporation or by the General Corporation Law of the State of Delaware, a written waiver thereof, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.


                                 ARTICLE XIII.

                                    Gender.

          SECTION 13.01. Gender. Any words in the masculine gender in these By-laws shall be deemed to include the feminine gender.


                                 ARTICLE XIV.

                                  Amendments.

          SECTION 14.01. Amendments. These By-laws as they shall be at any time, may be amended or repealed by the Board.